UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 5, 2012

FUEL TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fuel Tech, Inc.

27601 Bella Vista Parkway

Warrenville, IL 60555-1617

630-845-4500

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2012 the Compensation Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (the “Registrant” or “Fuel Tech”) adopted the Registrant’s 2013 FUEL CHEM® Officer Commission Plan (the “FUEL CHEM Officer Commission Plan”). The FUEL CHEM Officer Commission Plan provides for sales commission payments to be made to the Registrant’s Senior Vice President, Fuel Chem Sales based upon the sale of products and services relating to the Registrant’s FUEL CHEM line of business. Stephen P. Brady is the Registrant’s Senior Vice President, Fuel Chem Sales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc.
(Registrant)

Date: December 11, 2012

	By:	/s/ Albert G. Grigonis
Albert G. Grigonis
Senior Vice President, Secretary and General Counsel